November 17, 2025

Summary Prospectus

Vanguard Mid-Cap Growth Fund

Investor Shares

Vanguard Mid-Cap Growth Fund Investor Shares (VMGRX)

The Fund’s statutory Prospectus and Statement of Additional Information dated November 17, 2025, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.vanguard.com/prospectus and https://personal.vanguard.com/us/literature/ reports/MFs. You can also obtain this information at no cost by calling 800-662-7447 or by sending an email request to online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

Shareholder Fees

(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None

Sales Charge (Load) Imposed on Reinvested Dividends	None

Redemption Fee	None

Account Service Fee Per Year
(for certain fund account balances below $5,000,000)	$25

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.38%
12b-1 Distribution Fee	None

Other Expenses	0.01%

Total Annual Fund Operating Expenses1	0.39%
Fee Waiver2	0.05%
Total Annual Fund Operating Expenses After
Fee Waiver2	0.34%

1The expense information shown in the table has been restated to reflect estimated amounts.

2Tremblant Advisors LP (Tremblant) has contractually agreed to waive 0.05% of its management fee for a period of one year from the date of this Prospectus, at which time Tremblant’s fee will automatically revert to the agreed-upon schedule. The contractual waiver may be terminated prior to November 17, 2026 only upon written agreement of the Fund and Tremblant.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$40	$125	$219	$493

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal period ended April 30, 2025, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in common stocks of mid-size companies. The Fund defines mid-sized companies as companies that have market caps within the range of the smallest market cap company in the Russell Mid Cap Growth Index to the greater of either the largest market cap company in the Russell Mid Cap Growth Index or the 100th largest market cap company in the U.S. market as defined by the Russell 3000 Index. In selecting investments, the advisor invests in those mid-size companies that it believes have the best prospects for future growth.

Principal Risks

An investment in the Fund could lose money over short or long periods of time. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance:

•Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

•Investment style risk, which is the chance that returns from mid-capitalization growth stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently. The stock prices of mid-size companies tend to experience greater volatility because, among other things, mid-size companies tend to be more sensitive to changing economic conditions.

•Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of a relevant market index and another comparative index, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance.

Annual Total Returns — Vanguard Mid-Cap Growth Fund Investor Shares

2015	2016	2017	2018	2019	2020	2021	2022	2023	2024
60%					33.41
40%		22.01		32.07				24.08	17.81
20%						9.77

	0.44
0.21
0%			–3.29
-20%

-40%							–30.09
-60%

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:

	Total Return	Quarter
Highest	30.65%	June 30, 2020

Lowest	-22.88%	June 30, 2022

Average Annual Total Returns for Periods Ended December 31, 2024

	1 Year	5 Years	10 Years
Vanguard Mid-Cap Growth Fund Investor Shares

Return Before Taxes	17.81%	8.40%	8.91%

Return After Taxes on Distributions	17.05	6.26	6.94

Return After Taxes on Distributions and Sale of
Fund Shares	10.63	6.22	6.74

Russell Midcap Growth Index
(reflects no deduction for fees, expenses, or taxes)	22.10%	11.47%	11.54%

Dow Jones U.S. Total Stock Market Float Adjusted
Index
(reflects no deduction for fees, expenses, or taxes)	23.88	13.78	12.48

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor

Tremblant Advisors LP (Tremblant)

Portfolio Managers

Brett Barakett, Founder, Chairman, Co-CIO and Portfolio Manager of Tremblant. He has co-managed the Fund since 2025.

Michael Cling, Co-CIO, Partner and Portfolio Manager of Tremblant. He has co-managed the Fund since 2025.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 982901, El Paso, TX 79998-2901), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Investor Shares is $3,000. The minimum investment amount required to add to an existing Fund account is generally $1.

Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Investor Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gains. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

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Vanguard Mid-Cap Growth Fund Investor Shares—Fund Number 301

To request additional information about the Fund, please visit vanguard.com or contact us at 800-662-7447.

©2025 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

SP 301 112025